                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

            / /         Preliminary Proxy Statement
            / /         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))
            /X/         Definitive Proxy Statement
            / /         Definitive Additional Materials
            / /         Soliciting Material Pursuant to Rule 14(a)-12

                             EVERLAST WORLDWIDE INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

            Payment of filing fee (check the appropriate box):

            /X/       No fee required.

            / /       Fee computed on table below per Exchange Act Rules
                      14a-6(i)(1) and 0-11.

            (1)       Title of each  class of  securities  to which  transaction applies:

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            (2)       Aggregate  number  of  securities  to  which   transaction
                      applies:

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            (3)       Per unit price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

            (4)       Proposed maximum aggregate value of transaction:

            (5)       Total fee paid:

            / /       Fee paid previously with preliminary materials.

            / /       Check box if any part of the fee is offset as  provided by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)       Amount Previously Paid:

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            (2)       Form, Schedule or Registration Statement no.:

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            (3)       Filing Party:

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            (4)       Date Filed:

                                      -2-

                             EVERLAST WORLDWIDE INC.
                            1350 BROADWAY, SUITE 2300
                            NEW YORK, NEW YORK 10018

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 2001

                 NOTICE  IS  HEREBY  GIVEN  that  the  2001  Annual  Meeting  of
Stockholders (the "Annual  Meeting") of Everlast  Worldwide Inc. (the "Company")
will be held on Friday, June 15, 2001 at 10:00 AM, local time, at The Kitano, 66
Park Avenue (at 38th Street),  New York, New York 10016, in the Park Avenue Room
on the 18th floor, for the following purposes.

                 1.     To elect five members of the Board of Directors to serve
                        until the next Annual Meeting at which their  successors
                        are elected and qualify.

                 2.     To ratify the selection of Berenson & Company LLP as the
                        Company's independent auditors.

                 3.     To transact  such other  business as may  properly  come
                        before the Annual Meeting and any adjournments thereof.

                 The Board of Directors has fixed the close of business on April
30, 2001 as the record date for the  determination  of the  Company's  shares of common stock, par value $.002 per share, and shares of Class A common stock, par value $.01 per share,  entitled to notice of, and to vote at the Annual  Meeting or any adjournments thereof.

                                           By Order of the Board of Directors

                                                       George Q Horowitz
                                           President and Chief Executive Officer

Dated:   April 30, 2001
         New York, New York

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO
SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST  CONVENIENCE TO ENSURE
THE  PRESENCE  OF A QUORUM  AT THE  ANNUAL  MEETING.  A  SELF-ADDRESSED  STAMPED
ENVELOPE IS ENCLOSED FOR THAT PURPOSE. IF YOU SEND IN YOUR PROXY AND THEN DECIDE
TO ATTEND THE ANNUAL MEETING TO VOTE YOUR STOCK IN PERSON,  YOU MAY STILL DO SO.
YOUR PROXY IS REVOCABLE AT YOUR REQUEST.

                             EVERLAST WORLDWIDE INC.
                            1350 BROADWAY, SUITE 2300
                            NEW YORK, NEW YORK 10018

                                 PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

                 This  Proxy  Statement  is  furnished  in  connection  with the solicitation  of proxies by the Board of Directors (the "Board of Directors") of
Everlast  Worldwide Inc. (the  "Company") to be voted at the 2001 Annual Meeting of Stockholders to be held on Friday,  June 15, 2001 at 10:00 AM, local time, at
The Kitano,  66 Park Avenue (at 38th Street),  New York, New York 10016,  in the
Park Avenue Room on the 18th floor, and at any adjournments thereof (the "Annual
Meeting") for the purposes set forth in the  accompanying  Notice of 2001 Annual
Meeting of Stockholders.

                 The  approximate  date on which the enclosed  form of proxy and this Proxy Statement are first being sent to stockholders is May 3, 2001.

                 When  a  proxy  is  returned   properly   signed,   the  shares
represented  thereby  will be  voted  by the  proxies  in  accordance  with  the stockholder's  directions.  If the proxy is signed and returned  without choices having been specified, the shares will be voted for the nominees of the Board of
Directors as directors of the Company and for the  ratification of the selection of  Berenson & Company LLP as the  Company's  independent  auditors.  If for any reason any of the  nominees of the Board of Directors  shall become  unavailable for  election,  the proxies may use their  discretionary  authority  to vote for substitutes proposed by the Board of Directors.

                 A stockholder  giving a proxy has the right to revoke it at any time  before  it is voted by  sending  a written  notice  of  revocation  to the
Secretary of the Company,  by sending a duly executed  later-dated  proxy, or by requesting the return of the proxy at the Annual Meeting and voting in person.

                 Only  stockholders  of record at the close of business on April
30,  2001 (the  "Record  Date")  are  entitled  to notice of, and to vote at the
Annual Meeting.  As of the Record Date, there were outstanding  2,998,936 shares of the  Common  Stock,  $.002 par value per share of the  Company  (the  "Common
Stock") and there were 100,000  shares of the  Company's  Class A Common  Stock,
$.01 par value per share (the "Class A Stock").  Each share of Common  Stock and each  share  of  Class  A  Stock  is  entitled  to  one  vote  and  five  votes, respectively, at the Annual Meeting.

                 The holders of a majority of the  outstanding  shares of Common
Stock and Class A Stock,  combined,  whether present in person or represented by proxy, will constitute a quorum for each of the matters identified in the Notice of the 2001 Annual Meeting of Stockholders. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum is present at the Annual  Meeting.  A broker  "non-vote"  occurs when a nominee  holding  shares for a  beneficial  owner does not vote on a  particular proposal because the nominee does not have the  discretionary  voting power with respect  to that  item and has not  received  instructions  from the  beneficial owner.  Proxies marked as abstaining  with respect to the proposal to ratify the appointment of independent  auditors will have the effect of a vote against such proposal.

                 A plurality of votes cast is required to elect directors and to ratify  the  appointment  of  Berenson & Company  LLP.  Broker  "non-votes"  and abstentions  are not  included in the  tabulation  of the voting  results on the election  of  directors  and  ratification  of the  independent  auditors,  and, therefore,  do not have the effect of votes in opposition  in such  tabulations.
Brokers that do not receive  instructions  from the stockholders,  however,  are entitled  to vote on the  election  of  directors  and the  ratification  of the independent auditors.

                 The  cost of  solicitation  of  proxies  will be  borne  by the
Company. In addition to the solicitation of proxies by use of the mails, some of the  officers,  directors  and regular  employees of the Company,  without extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission.  The  Company  will  reimburse  record  holders  for  expenses  in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                 The following table sets forth certain information with respect to the  beneficial  ownership of the  Company's  Common Stock and Class A Common
Stock as of April 30, 2001 for (i) each of the Company's  directors (ii) each of the  Company's  executive  officers  (iii)  each  stockholder  known  to be  the beneficial  owner of more than five percent of any class of the Company's voting securities  and (iv) all  directors and  executive  officers as a group.  Unless otherwise indicated,  (i) each stockholder has sole voting power and dispositive power  with  respect  to the  indicated  shares  and  (ii) the  address  of each stockholder is c/o the Company,  1350  Broadway,  Suite 2300, New York, New York
10018.

                                                                                  Beneficial Ownership Common and
                                                                                         Class A Common (1)
                                                                                                            Percentage of
                 Name and Address of Beneficial Owner                    Number (2)                      Outstanding Stock
                 ------------------------------------                    ----------                      -----------------

                 George Q Horowitz                                      1,152,628(3)                           28.4%
                 Ben Nadorf                                               455,700(4)(9)                        13.0%
                 James K. Anderson                                        109,712(5)                            3.1%
                      4903 163rd Ave., N.E.
                      Redmond, WA 98052
                 Rita Cinque-Kriss                                        112,700(6)                            3.2%

                 Larry Kring                                               42,456(7)                            1.2%
                      3265 126th Ave., N.E.
                      Bellevue, WA 98005
                 Edward R. Epstein                                         13,900(8)                              *
                        915 Middle River Drive
                        Suite 419
                        Fort Lauderdale, FL 33304
                 Wayne Nadorf                                               1,200(9)                              *

                 Angelo Giusti                                              8,700(10)                             *

                 Matthew Mark                                               1,500(11)                             *

                 All directors and                                      1,897,296                              45.6%
                 executive officers as a group (9 persons)            (3)(4)(5)(6)(7)
                                                                      (8)(10)(11)
-----------------------------
Less than one percent.

(1)      Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial  owner of securities with respect to which such person has or shares:  (i) voting power,  which includes the power to vote or direct the vote of the security,  or (ii) investment  power, which includes the power to dispose of or to direct the  disposition of the security. Unless otherwise indicated

         below,  the  persons  named in the table  above  have sole  voting  and investment power with respect to all shares beneficially owned.

(2)      As of April 30, 2001, there were outstanding 2,998,936 shares of Common
         Stock and 100,000 shares of Class A Common Stock. The shares of Class A
         Common  Stock are entitled to five votes per share.  Thus,  while there are 3,098,936 total shares  outstanding  (not including any unexercised options), the maximum number of votes that could be cast is 3,498,936.

(3)      Consists of (i) 487,628  shares of Common Stock (ii) 100,000  shares of
         Class A Common Stock and (iii) 565,000  shares of Common Stock issuable upon  exercise  of  options  exercisable  currently  or within 60 days, including (A) options to purchase 125,000 shares granted by the Company at the  exercise  price of $4.00 per share,  which  expire  October 24,
         2010; (B) options to purchase  380,000 shares granted by the Company at the exercise price of $13.00 per share,  which expire October 24, 2010.
         (C) options to  purchase  15,000  shares  granted by the Company at the exercise  price of $2.23 per share,  which  expire on November 3, 2005,
         (D) options to purchase  25,000  shares at an exercise  price $2.23 per share, which expire on November 7, 2006, (E) options to purchase 13,333 shares at an exercise price of $3.97 per share,  which expire March 22,
         2009,  and (F) options to purchase 6,667 shares at an exercise price of
         $2.23 per share,  which  expire  December 31,  2009.  Mr.  Horowitz has agreed not to vote the  shares  underlying  the  options in (A) and (B)
         above, if exercised, as long as there are at least $10million of Series
         A Preferred Stock outstanding.

(4)      Includes 1,400 shares of Common Stock held by Sue Nadorf, the spouse of
         Mr. Ben Nadorf.

(5)      Consists  of (i) 86,350  shares of Common  Stock of which Mr.  Anderson owns 44,300 shares of Common Stock with his wife, as joint tenants, and
         (ii) 23,362  shares of Common Stock  issuable  upon exercise of options excercisable currently or within 60 days, including

         (A)   839 shares @ $1.75 expires December 31, 2004
         (B)   839 shares @ $3.00 expires December 31, 2004
         (C)   839 shares @ $5.00 expires December 31, 2004
         (D)   839 shares @ $6.25 expires December 31, 2004
         (E) 4,706 shares @ $0.85 expires December 31, 2003
         (F) 3,200 shares @ $2.23 expires November 3, 2002
         (G) 3,200 shares @ $2.23 expires January 2, 2003
         (H) 3,100 shares @ $2.23 expires January 3, 2004
         (I) 2,600 shares @ $3.59 expires January 2, 2005
         (J) 2,133 shares @ $9.38 expires January 3, 2006
         (K) 1,067 shares @ $2.23 expires January 2, 2007

(6)      Consists of (i) 77,200 shares of Common Stock and (ii) 35,500 shares of
         Common Stock issuable upon exercise of options exercisable currently or within 60 days  including  (A)  options to  purchase  10,500  shares of
         Common Stock at an exercise  price of $2.23 per share,  which expire on
         November 3, 2005 and (B) 15,000  shares of Common  Stock at an exercise price of $2.23 per share,  which  expire on December 13, 2006 (C) 6,667 shares of Common Stock,  at an exercise  price of $3.97 per share which expire March 22,  2009,  and (D) 3,333  shares of Common  Stock,  at an exercise price of $2.23 per share which expire December 31, 2009.

(7)      Consists of (i) 20,338 shares of Common Stock and (ii) 22,118 shares of
         Common  Stock   issuable   upon  the  exercise  of  options   currently
         exercisable or within 60 days, including

         (A)   839 shares @ $1.75 expires December 31, 2004
         (B)   839 shares @ $3.00 expires December 31, 2004
         (C)   839 shares @ $5.00 expires December 31, 2004
         (D)   839 shares @ $6.25 expires December 31, 2004
         (E) 3,762 shares @ $0.85 expires December 31, 2003
         (F) 3,100 shares @ $2.23 expires November 3, 2002
         (G) 3,100 shares @ $2.23 expires January 2, 2003
         (H) 3,100 shares @ $2.23 expires January 3, 2004
         (I) 2,600 shares @ $3.59 expires January 2, 2005
         (J) 2,067 shares @ $9.38 expires January 3, 2006
         (K) 1,033 shares @ $2.23 expires January 2, 2007

(8)      Consists of (i) 12,000 shares of Common  Stock,  and (ii) 11,900 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days,  including  (A) options to purchase  3,000 shares of
         Common Stock at an exercise  price of $2.23 per share,  which expire on
         January 2, 2003 and (B)  options  to  purchase  3,000  shares of Common
         Stock at an exercise price of $2.23 per share,  which expire on January
         3, 2004, (C) 2,700 shares of Common Stock at an exercise price of $3.59 which expire  January 2, 2005, (D) 2,133 shares at an exercise price of
         $9.38 which expire January 3, 2006, and (E) 1,067 shares at an exercise price of $2.23 which expire December 31, 2009.

(9)      Held jointly with Sue Nadorf, Mr. Wayne Nadorf's mother.

(10)     Consists  of (i) 700 shares of Common  Stock and (ii)  7,167  shares of
         Common Stock issuable upon exercise of options exercisable currently or within 60 days,  including  (A)  options to  purchase  3,000  shares of
         Common Stock at an exercise  price of $2.23 per share,  which expire on
         January 3, 2004 and (B)  options  to  purchase  1,667  shares of Common
         Stock at an exercise price of $2.094 per share, which expire on June 6,
         2008,  (C) 2,500 shares of Common  Stock at an exercise  price of $3.97 which expire  March 22, 2009,  and (D) 833 shares of Common Stock at an exercise price of $2.23 which expire December 31, 2009.

(11)     Consists of 1,500  shares of Common  Stock  issuable  upon  exercise of options  exercisable  currently  or within 60 days,  including  (A) 667 shares of Common Stock at an exercise price of $3.97 which expire March
         22, 2009,  and (B) 833 shares of Common  Stock at an exercise  price of
         $2.23 which expire December 31, 2009.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

                 Five  director  will be elected at the Annual  Meeting  each to serve for a one-year  term until the 2002  Annual  Meeting of  Stockholders  and until their  successors are elected and qualified.  If no contrary  instructions are indicated, proxies received by the Company will be voted for the election of five  nominees  of the Board of  Directors  listed  below.  All of the  nominees currently  serve as directors  of the Company.  The Company does not expect that any of the nominees will be unavailable  for election,  but if that should occur before the Annual  Meeting,  the proxies will be voted in favor of the remaining nominees and may also be voted for a substitute  nominee or nominees selected by the Board of Directors.

                 The Board of Directors has approved the nomination of each of the nominee for director listed below.

                 ---------------------------------------------------------------
                          Nominee              Age             Director Since
                          -------              ---             --------------
                 ---------------------------------------------------------------
                 George Q Horowitz              51             1992(1)
                 ---------------------------------------------------------------
                 James K. Anderson              64             1992(1)(2)(3)
                 ---------------------------------------------------------------
                 Larry Kring                    60             1993(2)(3)
                 ---------------------------------------------------------------
                 Rita Cinque-Kriss              35             1994(3)
                 ---------------------------------------------------------------
                 Edward Epstein                 61             1996(2)
                 ---------------------------------------------------------------

(1)         Member of the Executive Committee of the Board of Directors.
(2)         Member of the Compensation Committee of the Board of Directors.
(3)         Member of the Audit Committee of the Board of Directors.

                 The  table  below  lists  the  other  members  of the  Board of
Directors  who are not up for election and who will be elected by the holders of outstanding  Series A Preferred Stock, $.001 par value of the Company for a term to expire  concurrent  the  directors  to be elected at the Annual  Meeting (the
"Series A Preferred Stock").

                 ---------------------------------------------------------------
                       Name                    Age        Director Since
                       ----                    ---        --------------
                 ---------------------------------------------------------------
                 Ben Nadorf                     82             2000
                 ---------------------------------------------------------------
                 Wayne Nadorf                   26             2000
                 ---------------------------------------------------------------

            MR. GEORGE Q HOROWITZ has been the Chairman, Chief Executive Officer
("CEO") and President of Everlast Worldwide Inc. since he founded the Company in
1992. Mr. Horowitz,  formerly an educator, entered the apparel industry in 1976, having been employed by Golden Touch Imports,  Inc. ("Golden Touch"), an apparel company  in New  York  City,  as Vice  President  of  Operations.  He was also a stockholder  Golden Touch.  The media frequently calls upon Mr. Horowitz for his views on issues  pertaining  to the Company and the industry in general.  He has appeared on numerous  television  talk shows,  such as CNBC's  "Squawk  Box" and
"Market Wrap," CNN's  "Business  Day" and "Moneyline  News Hour with Lou Dobbs,"
Fox News  Channel's  "Cavuto  Business  Report,"  and "Sports  Business,"  among others.  He has  been  included  in  the  Sportstyle  Magazine's  Top  100  most influential  people in the sporting goods industry for three consecutive  years.
He is  currently  serving  on  the  Board  of  Trustees  of the  Sporting  Goods
Manufacturers  Association.  Mr. Horowitz is also a member of the  International
Radio and Television Society Foundation,  Inc. He has been a speaker for several industry  events,  including  the Women's  Wear Daily CEO Annual  Summit and the
Fashion  Round Table.  Mr.  Horowitz was chosen as one of the top leaders in the fashion  industry to join  former  President  William J.  Clinton for an evening celebrating "The William Jefferson Clinton Presidential Library Foundation." Mr.
Horowitz  serves as a member  of the  Benefit  Committee  of  Fashion  and Media
Leaders for the NOW Legal  Defense and  Education  Fund.  Mr.  Horowitz has been involved in various civic and sports related  activities.  He is a member of the
Three  Miles of Men  Honorary  Committee  for The Susan G. Komen  Breast  Cancer
Foundation  New York  City Race for the Cure.  He has also  served in  different capacities as a leader and a mentor to the youth in his community.

            MR.  JAMES K.  ANDERSON  has been a director  of the  Company  since
August 1992 and was Chairman of the Board of Directors from January 1994 through
December  1995.  Since January 1996, he has been  Vice-Chairman  of the Board of
Directors. Since July 1987, he has been a management consultant in restructuring businesses.  From 1981 to 1987, Mr.  Anderson served as the President of Pacific
First  Financial  Corp. and Pacific First Federal  Savings Bank and from 1984 to
1987, Mr.  Anderson also served as the Chairman of the Board and Chief Executive
Officer of each of the two  companies.  Mr.  Anderson has served on the board of directors of numerous businesses,  civic, arts and educational organizations and is a member of the Whitman College Board of Overseers.  He is currently a member of the  Board  of  Directors  of the  Washington  Hospital  Insurance  Fund,  an
insurance company,  the Washington Casualty Company,  an insurance company,  and
Northwest Hospital, a medical hospital in Seattle, Washington. Mr. Anderson also serves as the Chairman of the Board of Reality Based  Learning  Corp., a company supplying  educational  materials. Mr. Anderson is also a director and the Chief
Executive  Officer of  Community  Health  Information  Services,  a health  care company.

            MS. RITA  CINQUE-KRISS  has been a director of the Company since May
1994.  Ms.  Cinque-Kriss  has  served in  numerous  executive  positions  in the
Company,  including  as  Vice  President  since  October  2000  to the  present,
Executive   Vice   President  from  May  1994  to  October  2000,  and  as  Vice
President-Operations from April 1993 to May 1994. Ms.Cinque-Kriss also served as a consultant  to the Company in the  operations  management  from August 1992 to
April  1993.  From  November  1990 to  August  1992,  Ms.  Cinque-Kriss  was the
President  of  ITEW,  Ltd.,  a  management  consulting  company  in the  apparel industry. In 1986, she was a founding member of Women in International Trade, an organization  created  to  promote  international  trade,  where she served as a director from January 1990 to January 1993.

            MR.  LARRY KRING has been a director of the  Company  since  January
1993.  Since August 1993, Mr. Kring has been a Group Vice President of Esterline
Technologies,   a   diversified   instrumentation,   equipment   and   component
manufacturing  company listed on the New York Stock Exchange.  From July 1978 to
July 1993,  Mr. Kring was the  President  and Chief  Executive  Officer of Heath
Tecna  Aerospace  Company,  a  manufacturer  of aircraft  interior and aerospace components and a division of Ciba-Geigy Corporation.

            MR. EDWARD R. EPSTEIN has been a director  since  January 1996.  Mr.
Epstein is a  practicing  attorney and is admitted to practice law in the States of New York and Florida.  He is an experienced  litigator,  and has  represented clients in all aspects of the garment  industry for more than 30 years.  He is a member of the bars of the  Supreme  Court of the State of  Florida,  the Supreme
Court of the State of New York,  various United States  District  Courts and the
United  States  Court of Appeals for the Second  Circuit.  He is a member of the
Association  of Trial  Lawyers  of  America  and the  Florida  Academy  of Trial
Lawyers.

            MR. BEN NADORF has been a director of the Company since October 2000 and  President of Active  Apparel New Corp.  since  October  2000.  From 1958 to
October 2000, Mr. Ben Nadorf served in various  executive  positions in Everlast
World's Boxing  Headquarters Corp. such as the company's  President from 1995 to
October  2000.  Mr. Ben Nadorf was a majority  stockholder  of Everlast  World's
Boxing Corp.  when it was acquired by the Company.  Mr. Ben Nadorf is the father of Mr. Wayne Nadorf, another director of the Company.

            MR. WAYNE NADORF has been a director since October 2000. He has also been Assistant Vice President of Sales of Everlast  World's Boxing  Headquarters
Corp.  since October 2000. From 1995 to October 2000, he served in various sales positions  with Everlast  World's Boxing  Headquarters  Corp. In 1995, Mr. Wayne
Nadorf  graduated  from Rider  University  with a Bachelor of Science  degree in
Marketing.  Mr. Wayne Nadorf is the son of Mr. Ben Nadorf,  another  director of the Company.

MEETINGS

            The Board of  Directors  met six (6) times  during the  fiscal  year ended December 31, 2000. Messrs.  Horowitz,  Anderson, Kring and Epstein and Ms.
Cinque-Kriss  attended  at least  five  meeting.  Messrs.  Ben and Wayne  Nadorf attended the only  meeting of the Board of  Directors  for the fiscal year ended
December 31, 2000 since becoming directors of the Company in October 2000.

COMMITTEES OF THE BOARD OF DIRECTORS

                 The  Board  of  Directors  has   established   three   standing
committees to assist it in carrying out its  responsibilities.  These committees are the Executive Committee, the Compensation Committee and the Audit Committee.

                 The  Board of  Directors  has an  Executive  Committee  that is responsible  for special  matters as determined  by the Board of Directors  from time to time.  For the fiscal year ended  December 31, 2000,  the members of the
Executive Committee were George Horowitz, as Chairman,  and James Anderson.  The
Executive  Committee  met four times  during the fiscal year ended  December 31,
2000. Both members of the Executive Committee attended all meetings.

                 This  Board of  Directors  has a  Compensation  Committee  that recommends  to the Board of  Directors  remuneration  for the  President,  Chief
Executive Officer and other elected officers, recommends granting stock options, administers the Company's stock option plans, and approves and administers other compensation  plans or agreements.  For the fiscal year ended December 31, 2000, the members of the Compensation Committee are James Anderson, as Chairman, Larry
Kring, and Edward Epstein. The Compensation  Committee met five times during the fiscal year ended December 31, 2000. All members of the  Compensation  Committee attended at least four meetings.

                 The Board of Directors has an Audit  Committee that reviews the
Company's  financial  statements  and  recommends to the Board of Directors that such financial  statements be included in the Company's  annual report,  reviews filings with the Commission  that contain  financial  statements of the Company, reviews and recommends to the Board of Directors the independent  auditors to be selected,  reviews the nature and scope of other professional  services provided to the  Company by the  independent  auditors,  and  reviews  the  adequacy  and effectiveness of the accounting and financial  controls of the Company.  For the fiscal year ended  December 31, 2000,  the members of the Audit  Committee  were
Larry Kring, as Chairman,  Rita Cinque-Kriss and James Anderson.  Messrs.  Kring
and Anderson are independent,  as independence is defined in Rule 4200(a)(14) of the NASD listing standards.  Although Ms.  Cinque-Kriss is not independent,  she has had past professional experience in finance and accounting such as being the
Chief Financial Officer of the Company. Her membership in the Audit Committee is based on the  exemption  provided  by Rule  4350(d)(2)(D)  of the  NASD  listing standards  which allows small  businesses  to maintain an Audit  Committee of at least two members, a majority of which are

independent.  The Audit Committee has adopted a written Audit Committee  Charter that is attached hereto as Appendix A.

                 The Audit  Committee met two times during the fiscal year ended
December  31,  2000.  All  members  of the  Audit  Committee  attended  both its meetings. Members of the Audit Committee have reviewed and discussed the audited financial  statements  with the  management  of the Company  and have  discussed matters  required to be  discussed  by SAS 61  (Codification  of  Statements  on
Auditing  Standards,  AU Section 380) with Berenson & Company LLP, the Company's independent  auditors for the fiscal year ended  December  31,  2000.  The Audit
Committee  has received the written  disclosures  and the letter from Berenson &
Company LLP, as required by the Independent  Standards Board Standard No. 1, and
have  recommended  that the  audited  financial  statements  be  included in the
Company's annual report for the fiscal year ended December 31, 2000.

COMPENSATION OF DIRECTORS

                 Effective  as of January 1, 1995,  directors of the Company who are neither  officers nor employees of the Company  receive  options to purchase shares of Common Stock  pursuant to the  Company's  1995  Non-Employee  Director
Stock  Option Plan (the  "Directors'  Plan") as part of their  compensation  for their  services as directors of the Company.  The  Directors'  Plan provides for annual  automatic  grants on the first working day of the fiscal year of options to purchase  3,000 shares of Common Stock to each such  director  serving at the time of the grant.  The Chairman and Secretary of the Board of Directors and the
chairperson  of a committee of the Board of Directors  also receive an automatic grant of options to purchase an additional 200 shares of Common Stock,  provided he or she is not an  officer  or  employee  of the  Company.  Each  member  of a committee of the Board of  Directors,  provided that he or she is not an officer or employee of the  Company,  also  receives  an  automatic  grant of options to purchase an additional 100 shares of Common Stock.  The exercise price per share for all such  options is the fair market  value of the shares of Common Stock on the date of  grant.  The term of each  option  is seven  years  from the date of grant, and the options vest in three equal installments on the first, second and third anniversaries of the date of grant.

                 Additionally, effective as of January 1, 1998, each director of the Company who is neither an officer nor an employee of the Company receives an annual  fee of  $6,000,  one-fourth  of such  amount  payable at the end of each quarter. For the fiscal year ended December 31, 2000, Messrs. James K. Anderson,
Edward R.  Epstein  and Larry Kring each  received a total of $6,000.  Directors also receive  reimbursement  of expenses  incurred by them in  performing  their duties and in attending  meetings of the Board of Directors,  provided that such expenses are reasonable and evidenced by appropriate documentation.

                                   MANAGEMENT

OTHER EXECUTIVE OFFICERS

                 ---------------------------------------------------------------
                       Name              Age             Position Held
                       ----              ---             -------------
                 ---------------------------------------------------------------
                 Angelo Guiti            50         Secretary & Senior
                                                    Vice-President of Operations

                 ---------------------------------------------------------------
                 Matthew mark            60         Chief Financial Officer
                 ---------------------------------------------------------------

            MR.  ANGELO GIUSTI has been  Secretary and Senior Vice  President of
Operations of the Company since October 2000.  From June 1997 to October 2000 he was Vice  President of  Operations  of the Company.  Mr. Giusti also served as a director of the Company from January 1997 to October 2000.  From 1984 until June
1997, Mr. Giusti was President of Universal  Business Forms, a printing  company in New York City.  From 1978 to 1984,  Mr.  Giusti was Sales Manager in New York
for Uarco, a national printing company.  Mr. Giusti has served on many community boards and  activities.  He was a New York City  Public  School  teacher and has remained  active in local  education  and in youth  sports  activities.  He is a former President of the Holmdel (Jersey Shore) Pop Warner Football League.

            MR.  MATTHEW MARK has been Chief  Financial  Officer  since  October
2000. From May 1998 to October 2000, he was Controller of the Company. From June
1997 to May 1998,  Mr. Mark served as the  Controller  of WHK,  Inc.,  a private label manufacturer of apparel.  From January 1988 to April 1997, Mr. Mark served as the Controller and Assistant Treasurer of Cygne Designs Inc., a private label manufacturer  of apparel.  Additionally,  Mr. Mark also held  various  financial executive positions with Cluett Peabody,  Inc., a diverse apparel  manufacturer, from October 1978 to January 1988.

                             EXECUTIVE COMPENSATION

                 The  following  Summary  Compensation  Table sets forth certain information  concerning total annual  compensation paid to George Horowitz,  the
Company's  President,   Chief  Executive  Officer  and  Treasurer,  Ben  Nadorf,
President of Active  Apparel New Corp.,  Rita  Cinque-Kriss,  the Company's Vice
President  and  Angelo  Giusti,  the  Company's  Secretary  and  Executive  Vice
President of Operations  (collectively,  the "Named  Executive  Officers"),  for services  rendered in all  capacities by them to the Company during fiscal years ended December 31 2000, 1999, and 1998.

SUMMARY COMPENSATION TABLE
                               Annual Compensation

        Name and                                                          Other Annual     All Other     Securities
        Principal                                                         Compensation   Compensation    Underlying
       Positions (1)              Year       Salary ($)      Bonus($)          ($)            ($)        Options (12)(#)
       -------------              ----       ----------      --------          ---            ---        --------------
George Horowitz                   2000        320,769        226,821(2)     53,507(3)       1,171(6)       505,000
(Chairman, President; Chief       1999        277,697         21,000        21,068(4)         983(6)        40,000
Executive Officer & Treasurer)    1998        265,000         12,000        19,534(5)         853(6)             0

Angelo Giusti                     2000        128,846          5,000             0              0                0
(Secretary & Senior Vice          1999        121,846          3,000             0              0            3,000
President of Operations)          1998        110,000              0             0              0                0

                                       10

(1)      Other than George Horowitz and Angelo Giusti,  the Company had no other employee  who it paid more than  $100,000 to in total  salary and bonus for fiscal year ended December 31, 2000.

(2)      Consists  of (i) bonus in the  gross  amount  of  $166,821  paid to Mr.
         Horowitz  pursuant to the merger  agreement with Everlast Holding Corp.
         to pay-off a loan owed to the Company, and (ii) annual bonus of $60,000 paid pursuant to Mr. Horowitz's employment agreement.

(3)      Consists  of (i)  $31,956  paid  to a  trust  account  pursuant  to the
         Deferred  Compensation  Plan  adopted  by the  Board  of  Directors  on
         December  17,  1999,  and  (ii) an  aggregate  of  $21,551  paid by the
         Company,  on behalf of Mr. Horowitz,  in fiscal year 2000 in connection with automobile lease installment payments ($14,222), related insurance premiums ($2,143) and parking expenses ($5,186).

(4)      Consists of an aggregate  of $21,068 paid by the Company,  on behalf of
         Mr.  Horowitz,  in fiscal year 1999 in connection with automobile lease installment payments ($15,242), related insurance premiums ($1,422) and parking expenses ($4,404).

(5)      Consists of an aggregate  of $19,534 paid by the Company,  on behalf of
         Mr.  Horowitz,  in fiscal year 1998 in connection with automobile lease installment payments ($13,659), related insurance premiums ($1,088) and parking expenses ($4,787).

(6)      Represents  premiums paid by the Company in fiscal years 2000, 1999 and
         1998 on term life insurance policies for the benefit of Mr. Horowitz.

LONG-TERM INCENTIVE AND PENSION PLANS

         The Company  currently  has no long-term  incentive or defined  pension plans.  The Company  offers all employees a 401(k)  savings plan that allows the employees to voluntarily  defer a certain  portion of their income before taxes.
The Company pays all the administrative fees for the plan.

OPTION GRANTS IN LAST FISCAL YEAR

                         Number of
                         Securities      Percent of Total
                         Underlying     Options Granted to
                          Options           Employees in      Exercise Or Base
            Name          Granted           Fiscal Year         Price ($/Share)     Expiration Date
            ----          -------           -----------         --------------      ---------------

     George Horowitz      125,000              25%                  $4.00             10/24/11
                          380,000              75%                 $13.00             10/24/11

          There were no other option  grants to other Named  Executive  Officers during the fiscal year ended December 31, 2000.

                                       11

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE

            No stock  options  were  exercised by the Named  Executive  Officers during the year ended  December  31,  2000.  The  following  sets forth  certain information  regarding  unexercised  options held by each of the Named Executive
Officers at December 31, 2000.

                                        Number of Securities
                                       Underlying Unexercised                      Value of Unexercised
                                           Options Held at                        In-The-Money Options at
                                        December 31, 2000(#)                      December 31, 2000($)(1)
           Name                 Exercisable(2)       Unexercisable            Exercisable          Unexercisable
           ----                 --------------       -------------            -----------          -------------

      George Horowitz              565,000              40,000                    0                      0
      Angelo Giusti                  5,500               7,500                    0                      0

----------------------

(1)    Represents the total gain that would be realized if all the  in-the-money
       options  held  at  December  31,  2000  were  exercised,   determined  by
       multiplying the number of shares underlying the options by the difference between the per share option exercise price and the closing sale price of
       Common  Stock of $ 2.21 per  share as  reported  on the  Nasdaq  SmallCap
       Market for  December  31,  2000.  An option is  in-the-money  if the fair market value of the  underlying  shares exceeds the exercise price of the option.
(2)    Includes options which are exercisable within 60 days hereof.

EMPLOYMENT CONTRACTS

                 GEORGE  HOROWITZ - The Company and George  Horowitz are parties to an  employment  agreement,  dated as of  January  1, 2000  (the  "Agreement")
pursuant to which Mr.  Horowitz will serve as the President and Chief  Executive
Officer of the Company through  December 31, 2005 (the "Term").  Mr.  Horowitz's annual  salary  shall  initially  be $320,000  (the "Base  Salary") and shall be considered  for  increase  by the Board of  Directors.  In  addition to the Base
Salary,  Mr.  Horowitz is  entitled  to an annual cash bonus (the "Cash  Bonus")
based upon  certain  "net  sales" and "before tax  profits"  targets.  Under the
Agreement,  Mr.  Horowitz  is also  entitled  to  receive a  monthly  automobile allowance, reimbursement for parking expenses, health and medical insurance, and participation in any retirement, life and disability insurance, dental insurance and any  bonus,  incentive  or  profit-sharing  plans  which the  Company  makes available  from time to time to its  executives.  The Company has also agreed to include Mr.  Horowitz as a named  insured in any  director or officer  liability insurance policy the Company maintains on the same basis as is made available to the  directors  and other  executive  officers  of the  Company.  The  Agreement
generally   restricts  Mr.   Horowitz  from  disclosing   certain   confidential
information during the Term and for a period of one year following the Term, and further  restricts Mr.  Horowitz from competing with the Company for a period of one year following the Term. The Agreement may be terminated by Mr. Horowitz for
"good reason" or the Company "for cause".  If the Agreement is terminated by the
Company "for cause" or in the event of the resignation by Mr.  Horowitz  without
"good reason," the obligations of the Company under the Agreement will terminate
(except with  respect to certain  indemnification  provisions).  In the event of termination of the Agreement by reason of Mr.  Horowitz's  death,  his estate is entitled to receive the pro-rata  amount of the Cash Bonus as of the time of his death  at the end of the same  fiscal  year.  If Mr.  Horowitz's  employment  is terminated due to a Change of Control (as defined in the Agreement),  he will be entitled  to a lump sum payment of 2.99 times the sum of the

                                       12

Base Salary,  Cash Bonus and  benefits  and payment for  expenses  incurred as a result of such  termination  and any deferred  compensation,  including  but not limited to deferred bonuses allocated or credited to Mr. Horowitz as of the date of his termination.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

                 Section  16(a)  of the  Securities  Exchange  Act of  1934,  as
amended,  requires the Company's directors and executive  officers,  and persons who  beneficially  own more than ten percent of the Company's  Common Stock,  to file reports of ownership  of Common  Stock and other equity  securities  of the
Company  with  the  Securities  and  Exchange   Commission  (the  "Commission").
Officers,  directors  and more than ten  percent  stockholders  are  required by
Commission  regulation  to furnish the Company with copies of all Section  16(a)
reports they file.  To the  Company's  knowledge,  based solely on review of the copies of such  reports  furnished  to the Company  during the fiscal year ended
December 31, 2000, all required Section 16(a) filings by beneficial  owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                 Edward R.  Epstein,  a Director,  was paid  $153,729  for legal services for the year ending December 31, 2000.

                 The Company had a promissory  note dated December 23, 1996 with
Mr. George Q Horowitz,  President and Chief Executive Officer of the Company, in
the amount of $120,000 that was due July 31, 2000.  The unpaid  principal  bears interest at prime plus 1 1/2%.  This note was refinanced on December 31, 1999 in the amount of $91,200 and was due on July 31,  2009.  On October 24,  2000,  Mr.
Horowitz  paid  the  Company  the  total  balance  on  the  promissory  note  in satisfaction  of one of the  conditions  to closing  of the  merger of  Everlast
Holding Corp. into the Company wholly owned subsidiary, Active Apparel New Corp.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      THE ELECTION OF EACH OF THE NOMINEES

              PROPOSAL 2 -- RATIFICATION OF THE COMPANY'S AUDITORS

                 The Board of  Directors  has  selected  Berenson & Company  LLP
("Berenson")  as the Company's  independent  auditors for the fiscal year ending
December 31, 2001. Stockholder  ratification of the selection of Berenson as the
Company's  independent  accountants is not required by the Company's  By-laws or otherwise.  However, as was true for the 2000 Annual Meeting of Stockholders (at which  the  stockholders  ratified  the  selection  of  Berenson),  the Board of
Directors  is  submitting  the  selection  of Berenson to the  stockholders  for ratification as a matter of good corporate practice. If the stockholders fail to ratify  the  selection,  the Audit  Committee  and the Board of  Directors  will reconsider  whether  or not to retain the  services  of  Berenson.  The Board of
Directors  and the Audit  Committee  reserves  the right to appoint a  different independent accounting firm at any time during the year even if the selection of
Berenson is ratified, if the Board of Directors and the Audit Committee believes that the change is in the best interest of the Company and its stockholders.

                                       13

                 Berenson was  originally  engaged as the Company's  independent auditors in May 1995.  Berenson has audited the Company's  financial  statements for the fiscal  years ended  December  31, 1995  through  December  31,  2000. A representative  of  Berenson  will be present at the Annual  Meeting and will be available to respond to questions.

                 AUDIT  FEES  -  Berenson   billed  the  Company   $107,700  for
professional  services  rendered  for the  audit of the  Company's  consolidated financial statements for fiscal year ended December 31, 2000, and for the review interim  financial  statements  during the fiscal year ended  December  31, 2000 which are included in the Company's quarterly reports on Form 10-QSB.

                 FINANCIAL  INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES -
Berenson  did not perform any  services  for the  Company  related to  financial information systems design and implementation  during fiscal year ended December
31, 2000.

                 ALL OTHER FEES - Berenson  billed the Company $67,400 for other professional  services rendered,  primarily due to tax consulting and consulting services in relation to the merger of Everlast  Holding Corp. into the Company's wholly owned subsidiary, Active Apparel New Corp.

                 The Audit  Committee  has  considered  whether the provision by
Berenson  of the  services  covered  by the fees  other  than the audit  fees is compatible with maintaining  Berenson's  independence and has determined that it is compatible.

REQUIRED VOTE

                 The  approval  of the  proposal  to ratify the  appointment  of
Berenson requires the affirmative vote of a majority of the votes cast.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
          THE RATIFICATION OF THE APPOINTMENT OF BERENSON & COMPANY LLP

                             STOCKHOLDERS PROPOSALS

                 Stockholder  proposals made in accordance with Rule 14a-8 under the  Exchange Act and  intended to be  presented  at the  Company's  2002 Annual
Meeting of Stockholders  must be received by the Company at its principal office in New York,  New York no later than January 8, 2002 for  inclusion in the proxy statement for that meeting.

                 In addition,  Rule 14a-4 under the Exchange Act requires that a stockholder  give  advance  notice  to the  Company  of other  matters  that the stockholder  wishes to present for action at an annual meeting of  stockholders.
Such  stockholder's  notice  must be given in writing,  include the  information required by the Bylaws of the Company, and be delivered or mailed by first class
United  States mail,  postage  prepaid,  to the  Secretary of the Company at its principal  offices.  The Company  must receive such notice not less than 45 days prior to the date in the current year that  corresponds to the date in the prior year on which the Company first mailed its proxy  materials for the prior year's annual  meeting of

                                       14

stockholders.  While  the  Company  has not yet set the date of its 2002  Annual
Meeting  of  Stockholders,  if it were  held on June 15,  2002  (the  date  that corresponds to the date on which the Annual Meeting is being held),  notice of a director  nomination or  stockholder  proposal made otherwise than in accordance with Rule 14a-8  would be  required to be given to the Company no later than May
8, 2002.

                                  OTHER MATTERS

                 The Board of  Directors  does not intend to present and has not been informed that any other person intends to present any matters for action at the Meeting other than those  specifically  referred to in this proxy statement.
If any other matters  properly come before the Meeting,  it is intended that the holders of the proxies will act in respect thereof in accordance with their best judgment.

                                       15

                 A copy of the Company's  Form 10-KSB  containing  the Company's financial  statements  for the year ending  December 31, 2000, as filed with the
Commission,  was included as part of the Company's Annual Report to Stockholders which is being  furnished  along with this  Proxy  Statement  to all  beneficial stockholders  or  stockholders  of record as of the  Record  Date.  For  further copies, please contact: Secretary, EVERLAST WORLDWIDE INC., 1350 Broadway, Suite
2300, New York, New York 10018.

April 30, 2001

                                By Order of the Board of Directors

                                /s/ George Q Horowitz
                                George Q Horowitz
                                President, Chief Executive Officer

                                       16

Exhibit A

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                             EVERLAST WORLDWIDE INC.
                       (f/k/a Active Apparel group, Inc.)

                        The  Audit  Committee  of  the  Board  of  Directors  of
Everlast  Worldwide Inc. (f/k/a Active Apparel Group,  Inc., the  "Corporation")
(the  "Committee")  shall  assist  the  Board of  Directors  in  fulfilling  its oversight  responsibilities  with  respect to the  financial  reports  and other financial information provided by the Corporation to the stockholders and to the general public,  the  Corporation's  internal  controls,  and the  Corporation's audit,  accounting and financial  reporting processes  generally.  The Committee shall serve as an independent  and objective  monitor of the  performance of the
Corporation's financial reporting process and system of internal control; review and appraise the audit efforts of the Corporation's independent accountants; and
provide  for  open,  ongoing  communication  among the  independent  accountant, financial  and senior  management,  and the Board of  Directors  concerning  the
Corporation's  financial  position and affairs.  The  Committee  will report its actions to the Board of Directors with such recommendations as the Committee may deem appropriate. The Committee shall be governed in accordance with the By-Laws of the Corporation as well as have the following powers and duties:

                        1.  Structure and  Composition.  The Committee  shall be
composed of at least three independent  directors who are all capable of reading
,  understanding  and  analyzing  financial  statements,   or  who  will  become
financially  literate  within a  reasonable  time after being  appointed  to the
Committee.  At least one  member of the  Committee  shall  have past  employment experience in finance or accounting,  or any comparable experience or background which results in that  committee  member having  financial  sophistication.  The members of the Committee  shall elect the Chairman (the  "Chairman")  from among themselves.  The  independence  of a director  shall be determined in accordance with the rules and regulations of the securities  market where the Corporation's shares of Common Stock are traded. The duties and  responsibilities  of a member of the  Committee  are in addition to those  duties  generally  pertaining  to a member of the Board of Directors.

                        2. General Financial Oversight. The Committee shall meet
with the independent  accountants and the principal  accounting  officers of the
Corporation to ascertain that reasonable procedures and controls are followed to safeguard the  Corporation's  assets and that adequate  examinations are made to ensure the  reasonableness  of the results reported in the financial  statements for the fiscal year. Specifically, the Committee shall:

            o Review the financial  information  contained in the  Corporation's
            Quarterly  Report  on Form  10-QSB  prior  to its  filing  with  the
            Securities and Exchange  Commission (the "SEC"),  the  Corporation's
            earning  announcement  prior  to  release,  and the  results  of the independent  accountant's  review of Interim  Financial  Information pursuant to SAS 71. The Chairman may represent the Committee, either in person or by telephone  conference  call, for the purpose of this review.

            o Review with  management  and the  independent  accountants  at the completion of the annual audit and prior to filing the Corporation's annual report on Form 10-KSB (the "Annual Report") with the SEC, the accuracy and completeness of the following :

                        (i) the Corporation's  financial  statements included in
                        the Annual Report and related footnotes;

                        (ii) the independent accountant's audit of the financial
                        statements and their report;

                        (iii)   any   significant   changes   required   in  the
                        independent accountant's examination plan;

                        (iv)  any  serious   difficulties   or   disputes   with
                        management  encountered  during the course of the audit;
                        and

                        (v) other  matters  related to the  conduct of the audit
                        which  are to be  communicated  to the  Committee  under
                        generally   accepted   auditing   standards,   including
                        discussions  relating  to the  independent  accountants'
                        judgement about such matters as to the quality, not just
                        the  acceptability,   of  the  Corporation's  accounting
                        practices   and   other   items  set  forth  in  SAS  61
                        (Communications  with  Audit  Committees)  or other such
                        auditing  standards that may in time modify,  supplement
                        or replace SAS 61.

            o The Committee will have prepared and reviewed the Audit  Committee
            Report for  inclusion  in the  annual  stockholder's  meeting  proxy statement. The Committee must state whether it:

                        (i) has reviewed  and  discussed  the audited  financial
                        statements with management;

                        (ii) has discussed with the  independent  accountant the
                        matters  required to be  discussed  by SAS 61, as may be
                        modified, supplemented or replaced;

                        (iii) has  received  the  written  disclosures  from the
                        independent   accountants   required   by   Independence
                        Standards Board Standard No. 1 ("ISBS No. 1"), as may be
                        modified or  supplemented,  and has  discussed  with the
                        accountant their independence; and

                                      -2-

                        (iv) has recommended to the Board of Directors, based on
                        the review and  discussions  referred  to in above items
                        (i)  through  (iii),  that the  Corporation's  financial
                        statements be included in the Annual Report on Form 10-K
                        for the last fiscal year for filing with the SEC.

                        3. Selection of Independent  Accountants.  The Committee
shall  recommend  the firm of  independent  accountants  to be nominated for the ensuing year at the Board of Directors meeting when such action is taken.

            o Before  recommending  a  continuing  independent  accountant,  the
            Committee  shall ensure the receipt for the year of, and review with the independent  accountant,  a written  statement  required by ISBS
            No.1,  as  may  be  modified  or  supplemented,  and  discuss  their continued  independence  with the  accountant.  The  Committee  will recommend that the Board of Directors take appropriate action on any disclosed  relationships  that may  reasonably be brought to bear on the  independence  of the  accountants  and satisfy  itself that the
            Corporation has engaged  independent  accountants as required by the
            Securities Act of 1933,as amended.

            o Together with the Board of Directors,  the Committee  shall submit to the  stockholders  for  ratification  or  rejection at the annual meeting of stockholders the independent accountants selected.

                        4.  Controls,  Policies and  Procedures  Oversight.  The
members  of the  Committee  shall  meet from  time to time to review  accounting policies followed,  changes therein,  internal and accounting controls,  and any issues that may be raised by the independent  accountants.  At the discretion of the  Chairman,  the  principal  accounting  officers of the  Corporation  may be
invited  to  attend  the  meetings  of  the  Committee   with  the   independent
accountants.  The Committee may request the independent accountants to report on the adequacy of their  examination,  their views of the  Corporation's  internal
controls,   and  on  the  Corporation's   compliance  with  accepted  accounting
principles  adopted  by the  accounting  profession,  as well as the  effect  of unusual or extraordinary  transactions.  The Committee shall also be responsible for the following:

            o Obtain the approval of the full Board of Directors of this Charter and shall review and reassess this Charter as conditions dictate, at least on annual basis;

            o Periodically review the adequacy of the Corporation's  accounting, financial, and auditing personnel resources.

                        5.  Advice;  Legal  Representation.   The  Committee  is
authorized to confer with the  Corporation's  management and other  employees to whom it may deem necessary or  appropriate to fulfill its duties.  The Committee is authorized to conduct or authorize  investigations into any matter within the
Committee's scope of responsibilities.  The Committee also is authorized to seek outside legal or other advice to the extent it deems  necessary or  appropriate, provided  it shall  keep the Board of  Directors  advised  as to the  nature and extent of such outside advice.

                                      -3-

                             EVERLAST WORLDWIDE INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       2001 ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 15, 2001

            The undersigned  hereby  appoints each of Messrs.  George Q Horowitz
and  James  K.  Anderson  as  the  undersigned's   proxy,  with  full  power  of
substitution, to vote all of the undersigned's shares of common stock, par value
$.002 per share, in Everlast Worldwide Inc. (the "Company"),  at the 2001 Annual
Meeting of Stockholders of the Company to be held on June 15, 2001 at 10:00 A.M.
local time, at the Kitano at 66 Park Avenue (at 38th Street), New York, New York
10016,  or at any  adjournment,  on the matters  described in the Notice of 2001
Annual Meeting of Stockholders  and Proxy Statement and upon such other business as may properly  come before such meeting or any  adjournments  thereof,  hereby revoking any proxies heretofore given.

PROPOSAL 1         The election of George Q Horowitz, James K. Anderson,
                   Rita Cinque-Kriss, Larry Kring and Edward R. Epstein:

                   For All                 Withhold Authority To
                   Nominees  ___           Vote For All Nominees ___

                   ---------------------------------------------------------
                   ---------------------------------------------------------
                   To withhold authority to vote for any
                   individual nominee(s), print name(s) above.

PROPOSAL 2         Ratification of the appointment of Berenson & Company LLP
                   as the Company's auditors for the fiscal year ending December 31, 2001:

                   FOR  / /            AGAINST / /             ABSTAIN  / /

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS
MADE ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATIONS ARE MADE, THE SHARES
REPRESENTED BY THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 2 AND FOR THE
ELECTION AS DIRECTORS OF EACH OF THE NOMINEES OF THE BOARD OF DIRECTORS.

                                              ----------------------------------
                                              Signature

                                              ----------------------------------

                                              Signature if held jointly

                                              Dated:  ___________, 2001

                                              Please  sign  exactly as set forth
                                              herein.  If  signed  as  executor,
                                              attorney,  administrator,  trustee
                                              or guardian, indicate the capacity
                                              in  which  you  are  acting.  When
                                              signing  as  joint  tenants,   all
                                              parties   in  the  joint   tenancy
                                              should     sign.     Proxies    by
                                              corporations should be signed with
                                              full  corporate  name  by  a  duly
                                              authorized    officer   and   bear
                                              corporate seal.

PLEASE PROMPTLY SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.